UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 29, 2007

1-900 Jackpot, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-32247	98-0219399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3838 Raymert Dr., Suite 3, Las Vegas, NV 89121
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (604) 575-0050

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instructions A.2. below:)

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Echange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

SECTION 1  -  REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Not applicable.

ITEM 1.02          TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
Not Applicable.

ITEM 1.03           BANKRUPTCY OR RECEIVERSHIP.
Not Applicable.

SECTION 2  -  FINANCIAL INFORMATION

ITEM 2.01           COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
Not Applicable.

ITEM 2.02            RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
Not Applicable.

ITEM 2.03            CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
Not applicable.

ITEM 2.04            TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.
Not Applicable.

ITEM 2.05            COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.
Not Applicable.

ITEM 2.06            MATERIAL IMPAIRMENTS.
Not Applicable.

SECTION 3  -  SECURITIES AND TRADING MARKETS

ITEM 3.01            NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.
Not Applicable.

ITEM 3.02           UNREGISTERED SALES OF EQUITY SECURITIES.
Not Applicable.

ITEM 3.03           MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
Not Applicable

SECTION 4  -  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01            CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
Not Applicable.

ITEM 4.02            NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.
Not Applicable.

SECTION 5  -  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01             CHANGES IN CONTROL OF REGISTRANT.
Not Applicable.

ITEM 5.02             DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
As of August 29, 2007, Joseph Batty tendered his resignation as our director, CFO, vice-president, secretary and treasurer.  Mr. Batty tendered his resignation verbally on that date and his resignation was accepted.  Mr. Batty tendered his resignation to pursue other opportunities and did not resign due to any disagreement with the Company.   Mr. Batty has reviewed this Report before it was filed
with the US Securities and Exchange Commission and has verbally disclosed to the Company that he does not disagree with the disclosure contained herein.
Mr. Brian Fisher, our president, CEO and director, assumed the offices vacated by Mr. Batty as of the date of Mr. Batty’s resignation.  Mr. Fisher’s background, experience and related party transactions are more particularly described in our Form 10KSB for the fiscal year ending August 31, 2006 which was filed with the US Securities and Exchange Commission on December 14, 2006.

ITEM 5.03            AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
Not Applicable.

ITEM 5.04           TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS.
Not Applicable.

ITEM 5.05           AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.
Not Applicable.

ITEM 5.06           CHANGE IN SHELL COMPANY STATUS.
Not Applicable.

SECTION 6  -  ASSET BACKED SECURITIES

ITEM 6.01            ABS INFORMATIONAL AND COMPUTATIONAL MATERIAL.
Not Applicable.

ITEM 6.02             CHANGE OF SERVICER OR TRUSTEE.
Not Applicable.

ITEM 6.03            CHANGE IN CREDIT ENHANCEMENT OR OTHER EXTERNAL SUPPORT.
Not Applicable.

ITEM 6.04             FAILURE TO MAKE A REQUIRED DISTRIBUTION.
Not Applicable.

ITEM 6.05             SECURITIES ACT UPDATING DISCLOSURE.
Not Applicable.

SECTION 7  -  REGULATION FD

ITEM 7.01              REGULATION FD DISCLOSURE.
Not Applicable.

SECTION 8  -  OTHER EVENTS

ITEM 8.01               OTHER EVENTS.
On July 6, 2007, we reported on a Form 8-K filed with the US Securities Exchange Commission that we effected a 10-for-one forward split as of June 30, 2006.  Our transfer agent inadvertently issued to our shareholders 10 new shares for each share held rather than 9 new shares for each share held.  Rather than recalling one of said newly issued shares from our shareholders, we ratified the issuance of the additional share, which effectively gave rise to an 11 for one forward split of our shares.

SECTION 9  -  FINANCIAL STATEMENTS AND EXHIBITS
a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
b) PRO FORMA FINANCIAL INFORMATION
c) SHELL COMPANY TRANSACTION
d) EXHIBITS

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1-900 JACKPOT, INC.
(Registrant)

Date: January 10, 2008	/s/Brian Fisher, President
Brian Fisher, President